CAVANAL HILL FUNDS

Supplement dated April 1, 2021
to the
Cavanal Hill Funds’ Prospectus and

Statement of Additional Information
dated December 28, 2020

This Supplement provides updated information regarding portfolio managers of the Cavanal Hill Active Core Fund and supersedes any information to the contrary in the Prospectus dated December 28, 2020.

Change in Portfolio Manager

Effective April 1, 2021, Russell Knox, CFA will be a portfolio manager of the Active Core Fund. Mr. Knox is a Vice President and has been a fixed income fund manager at Cavanal Hill Investment Management since 2005.  Mr. Knox holds the Chartered Financial Analyst® designation.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.